                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Experts," "Selected Consolidated Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Recent Developments," and to the use of our reports dated March 4, 1998 included and incorporated by reference, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-72925) and related Prospectus of Trammell Crow Company dated March 22, 1999.


                                          ERNST & YOUNG LLP


Dallas, Texas
March 19, 1999